SECURITIES AND EXCHANGE COMMISSION

Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2009

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 24, 2009, the Boards of Directors of Vectren Corporation (Vectren) and Vectren Utility Holdings, Inc. (Utility Holdings) adopted an amendment to their respective by-laws to opt out of the Indiana Code Section 23-1-33-6 (c), which is effective July 1, 2009.  As recently amended, this sub section mandates Vectren and Utility Holdings stagger the terms of their directors unless each corporation adopts a by-law amendment no later than July 31, 2009, electing not to be governed thereby.  By opting out of this amended statute, Vectren and Utility Holdings’ directors will continue to be elected annually.

A copy of Vectren’s amended by-laws is attached herewith as Exhibit 3.1 to this Current Report on Form 8-K (Article 4, Section 4.1.1 contains the amended language).  A copy of Utility Holdings’ amended by-laws is attached herewith as exhibit 3.2 to this Current Report on Form 8-K (Article 3, Section 11 contains the amended language).

Item 9.01.    Exhibits.

(d)  Exhibits

Exhibit Number	Description

3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended as of June 24, 2009.
3.2	Code of By-Laws of Vectren Utility Holdings, Inc. as Amended as of June 24, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
June 25, 2009

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller and Assistant Treasurer

INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report to the extent described in Item 5.03:

Exhibit Number	Description

3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended as of June 24, 2009.
3.2	Code of By-Laws of Vectren Utility Holdings, Inc. as Amended as of June 24, 2009.